SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials


                                  TRIDAN CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

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

TRIDAN CORP.
--------------------------------------------------------------------------------
                                           P.O. Box 634, New City, N.Y. 10956
                                                               (212) 239-0515

                                  ANNUAL REPORT

                                        May 29, 2009

Dear Shareholder:

      I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2009, including the enclosed audited financial report for that period and for the corresponding period in 2008. Also enclosed are the notice of meeting, proxy statement for this year's annual shareholders meeting on June 16, 2009, form of proxy, and the company's privacy policy.

      A schedule of the company's portfolio holdings at April 30, 2009, consisting entirely of municipal obligations, is included in the financial report. The company invests exclusively in non-voting securities. The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The company's Forms N-Q are available on the Commission's website at http://www.sec.gov. They may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

      The net asset value per share at April 30, 2009 was $12.12, compared with $12.05 at April 30, 2008. Net investment income per share was $.36 for the year ended April 30, 2009, compared with $.38 for the year ended April 30, 2008. Distributions to shareholders amounted to $.37 per share for fiscal 2009, compared to $.38 for fiscal 2008.

      At the company's last annual meeting on June 17, 2008, the reappointment of Weiser LLP as the company's auditors for the fiscal year ending April 30, 2009 was ratified by the shareholders as follows:

      Shares Voted For         2,793,406
      Shares Voted Against          None
      Shares Abstaining             None

TRIDAN CORP.

May 29, 2009
Page - 2 -

      Also at the last annual meeting, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

                                 Shares Voted For          Shares Withheld
                                ------------------        -----------------
      Mark Goodman                   2,793,406                   None
      Peter Goodman                      "                        "
      Paul Kramer                        "                        "
      Jay S. Negin                       "                        "
      Warren F. Pelton                   "                        "
      Russell J. Stoever                 "                        "

      The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company. The Table A directors (Mark Goodman, Peter Goodman and Warren Pelton) are "interested persons" as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Messrs. Kramer, Negin and Stoever) are not. Peter Goodman is an "interested person" because he is an officer and holder of more than 5% of the shares of the company, Mark Goodman because he is Peter Goodman's son, and Warren Pelton because he is an officer of the company.

                                              Table A
                                              -------

                                                      Principal
                                                      Occupations     Number of    Other
Name, Address            Positions in      Director   During Past     Portfolios   Director-
and Age                  Tridan Corp.      Since      5-years         Overseen     ships Held
----------------------   ---------------   --------   -------------   ----------   ----------
Interested Persons:

Mark Goodman             Director          1999       Pianist and          1          None
(Son of Peter Goodman)                                Teacher
7 Porters Cove Road
Hingham, MA 02043
Age 55

Peter Goodman            Director and      1980       President,           1          None
65 Wendover Road         President                    Tridan Corp.
Rye, NY  10580
Age 83

Warren Fred Pelton       Director, Vice-   1988       Director of          1          None
6079 Fairway Court       President and                Development,
Naples, FL  34110        Treasurer                    International
Age 71                                                College until
                                                      2001;
                                                      Consultant

TRIDAN CORP.

May 29, 2009
Page - 3 -

                                               Table B
                                               -------

                                                      Principal       Number
                                                      Occupations     of           Other
Name, Address            Positions in      Director   During Past     Portfolios   Director-
and Age                  Tridan Corp.      Since      5-years         Overseen     ships Held
----------------------   ---------------   --------   -------------   ----------   ----------
Disinterested Persons:

Paul Kramer              Director and      2004       Partner,             1       Juniper
17 Huntley Road          Audit Committee              Kramer Love                  Content
Holmdel, NJ 07733        Chairman                     & Cutler, LLP                Corporation
Age 77                                                (certified
                                                      public
                                                      accountants)

Jay Stanley Negin        Director and      1985       Investor             1          None
6 Demarest Court         Audit Committee
Englewood Cliffs, NJ     Member
07632
Age 78

Russell Jude Stoever     Director and      1995       Vice                 1          None
15 Rockleigh Road        Audit Committee              -President,
Rockleigh, NJ 07647      Member                       Stoever Glass
Age 64                                                &Co., Inc.
                                                      (a registered
                                                      broker-dealer)

                                      Table C
                                      -------

                                             Principal
                                             Occupations   Number of    Other
Name, Address              Positions in      During Past   Portfolios   Director-
and Age                    Tridan Corp.      5-years       Overseen     ships Held
----------------------     ---------------   -----------   ----------   ----------
Non-director Officers:

I. Robert Harris           Secretary and     Attorney         None         None
51 East 42nd Street        Chief Compliance
Suite 1700                 Officer
New York, NY  10017
Age 77

TRIDAN CORP.

May 29, 2009
Page - 4 -

      No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee. The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any option, warrants or other rights to purchase securities.

      All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2009 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

      Additional information about directors is available without charge, upon the request of any shareholder by telephoning the company's secretary, I. Robert Harris, collect at 212-682-8383, extension 39.

                                        Sincerely

                                        TRIDAN CORP.

                                        Peter Goodman, President

                                  TRIDAN CORP.

                                  P.O. Box 634
                               New City, NY 10956

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 16, 2009

To the Shareholders of Tridan Corp.:

      The Annual Meeting of Shareholders of Tridan Corp. (the "Company") will be held on Tuesday, June 16, 2009, at 10:00 A.M. at the offices of Kantor, Davidoff, Wolfe, Mandelker, Twomey & Gallanty, P.C., 17th floor, 51 East 42nd Street, New York, NY 10017.

The following subjects will be considered and acted upon at the meeting:

      (1)   Election of six directors;

      (2) Ratification of the selection of Weiser LLP as auditors of the Company for the fiscal year ending April 30, 2010;

      (3) Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The subjects referred to above are discussed in the Proxy Statement enclosed with this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on May 15, 2009 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that your shares will be represented at the meeting.

                                        By Order of the Board of Directors

                                        I. Robert Harris, Secretary
May 29, 2009

         Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held June 16, 2009

      This Notice of Annual Meeting, together with the attached Proxy Statement, Form of Proxy, Annual Report to Shareholders, and Privacy Policy are also available at www.tridancorp.com.

      As in the past, the Company also intends to mail those materials to shareholders with respect to all future shareholder meetings, in addition to posting them to its website as required by Security and Exchange Commission Rules.

                                  TRIDAN CORP.

                                  P.O. Box 634
                               New City, NY 10956

                                 PROXY STATEMENT

      This statement is furnished in connection with the solicitation by the Board of Directors of Tridan Corp., a New York corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held June 16, 2009 and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being mailed to shareholders on or about May 29, 2009.

      All proxies which have been properly executed and received by the time of the meeting will be voted at the meeting in accordance with the instructions thereon. Any shareholder executing a proxy may revoke it in writing by execution of another proxy or by any other legal method at any time before the shares subject to the proxy are voted at the meeting. The Board of Directors recommends that shares be voted, and if no choice is specified on the proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR ratification of the selection of Weiser LLP, as auditors, and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

      As of May 15, 2009, there were issued and outstanding 3,106,695.2405 shares of capital stock, par value $.02 per share, of the Company, which is the only class of capital stock of the Company. Shareholders will be entitled to one vote for each share held, with pro rata voting rights for any fractional shares. Holders of record of such shares at the close of business on May 15, 2009 will be entitled to vote at the meeting.

      The participants in the Tridan Corp. Employees' Stock Ownership Trust are the beneficial shareholders of the shares held under the Trust, and the shares held for such participants will be voted only if and as directed by the participant for whose account such shares are held of record by the trustees of the Trust. Accordingly, the attached Notice, this Proxy Statement and the form of proxy have been mailed to each person who was a participant on the record date, and the shares beneficially owned by such participants will be voted in accordance with their proxies.

      The Company will pay the cost of preparing, assembling, and mailing the form of proxy and the material used in connection with solicitation of proxies. In addition to solicitation by use of the mails, certain officers and directors of the Company, who will receive no compensation for their services (other than their regular compensation) may solicit the return of proxies personally or by telephone or telegraph.

      An Annual Report covering the operations of the Company for its fiscal years ended April 30, 2009 and 2008 is enclosed herewith, but does not constitute a part of the material for the solicitation of proxies.

                              ELECTION OF DIRECTORS

      At the meeting, six directors are to be elected to hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been chosen and qualified, or as otherwise provided in the By-Laws of the Company. The election of a Board of Directors will require the vote of a majority of the shares present in person or by proxy at the meeting.

      It is intended that the persons named in the accompanying proxy will vote such proxy, if signed and returned, for the election of the nominees listed below. If for any reason any of said nominees shall become unavailable for election, which is not anticipated, the proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, accordingly, does not have in mind any substitute.

      As of May 15, 2009, Peter Goodman owned beneficially 1,276,910.73 shares (41.1%) of the Company, which does not include shares owned by Barbara S. Goodman, Peter Goodman's wife, nor shares owned by them as trustees for his brother Thomas Goodman.

      The following Tables A and B set forth information concerning directors and nominees for election as director for a term of one year. Table C sets forth information concerning non-director officers of the Company. The Table A nominees (Mark Goodman, Peter Goodman and Warren Pelton) are "interested persons" as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B nominees (Messrs. Kramer, Negin and Stoever) are not. Peter Goodman is an "interested person" because he is an officer and holder of more than 5% of the shares of the Company, Mark Goodman because he is Peter Goodman's son, and Warren Pelton because he is an officer of the Company.

                                              Table A
                                              -------

                                                      Principal
                                                      Occupations    Number of     Other
Name, Address            Positions in      Director   During Past    Portfolios    Director-
and Age                  Tridan Corp.      Since      5-years        Overseen      ships Held
----------------------   ---------------   --------   ------------   -----------   ----------
Interested Persons:

Mark Goodman             Director          1999       Pianist and         1           None
(Son of Peter Goodman)                                Teacher
7 Porters Cove Road
Hingham, MA  02043
Age 55

Peter Goodman            Director and      1980       President,          1           None
65 Wendover Road         President                    Tridan Corp.
Rye, NY  10580
Age 83

Warren Fred Pelton       Director, Vice-   1988       Consultant          1           None
6079 Fairway Court       President and
Naples, FL  34110        Treasurer
Age 71

                                              Table B
                                              -------

                                                      Principal
                                                      Occupations    Number of     Other
Name, Address            Positions in      Director   During Past    Portfolios    Director-
and Age                  Tridan Corp.      Since      5-years        Overseen      ships Held
----------------------   ---------------   --------   ------------   -----------   ----------
Disinterested Persons:

Paul Kramer              Director and      2004       Partner,            1           None
17 Huntley Road          Audit Committee              Kramer Love
Holmdel, NJ 07733        Chairman                     & Cutler, LLP
Age 77                                                (certified
                                                      public
                                                      accountants)

Jay Stanley Negin        Director and      1985       Investor            1           None
6 Demarest Court         Audit Committee
Englewood Cliffs, NJ     Member
07632
Age 78

Russell Jude Stoever     Director and      1995       Vice-               1           None
15 Rockleigh Road        Audit Committee              President,
Rockleigh, NJ 07647      Member                       Stoever Glass
Age 64                                                & Co., Inc.
                                                      (a registered
                                                      broker-dealer)

                                       Table C
                                       -------

                                              Principal
                                              Occupations   Number of    Other
Name, Address               Positions in      During Past   Portfolios   Director-
and Age                     Tridan Corp.      5-years       Overseen     ships Held
----------------------      ---------------   -----------   ----------   ----------
Non-director Officers:

I. Robert Harris            Secretary         Attorney         None         None
51 East 42nd Street
Suite 1700
New York, NY  10017
Age 77

      The following table sets forth the dollar range of equity securities beneficially owned by each nominee for election as director:

                                        Dollar Range of Equity Securities
Name of Nominee                         in Tridan Corp.
---------------                         ---------------------------------

Interested Persons:

Mark Goodman                            Over $100,000

Peter Goodman                           Over $100,000

Warren Fred Pelton                      Over $100,000

Disinterested Persons:

Paul Kramer                                  None

Jay Stanley Negin                            None

Russell Jude Stoever                         None

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee. The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any options, warrants or other rights to purchase securities.

      All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2009 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

                                   COMMITTEES
Audit Committee

      The Audit Committee consists of three directors appointed by the board, namely Paul Kramer, Chairman, Jay S. Negin and Russell J. Stoever, each of whom is independent as defined in Rule 4200(a)(15) of the NASD listing standards. The board has determined that Mr. Kramer qualifies as an Audit Committee financial expert, as defined by applicable SEC rules and regulations. The Audit Committee operates under its charter, which it reviews annually and which is then submitted for approval by the Board of Directors. A copy of the charter is attached as an appendix to this proxy statement.

      The Audit Committee assists the Board of Directors in fulfilling their oversight responsibilities relating to the quality of the Company's accounting and auditing practices, including its financial statements and financial reporting process, disclosure controls and procedures and internal control over financial reporting, the annual independent audit of the Company's financial statements, and compliance with the Company's ethics program and with regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation and oversight of the Company's independent registered public accounting firm. The committee met three times during the fiscal year ended April 30, 2009.

Audit Committee Report

      The Audit Committee has reviewed and discussed the Company's April 30, 2009 audited financial statements with management and with Weiser LLP, the Company's independent registered certified public accountants. The Audit Committee has also discussed with said auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by statements on Auditing Standards Nos. 89 and 90, has received from them the written disclosures and letter required by Independence Standards Board Standard No. 1, and has discussed with them their independence from the Company. The Audit Committee met separately with the independent registered certified public accountants, with and without management, to discuss the results of their examination and their observations and recommendations. Based on the foregoing review and discussions, the Audit Committee has recommended to the Board that the audited financial statements as of April 30, 2009 be issued to shareholders and filed with the SEC.

      Audit Committee Members:

            Paul Kramer, Chairman
            Jay S. Negin
            Russell J. Stoever

Nominating Committee

      The Company does not have a standing nominating committee, because of the small size of the Board of Directors and the infrequency of its turnover. Rather, on those rare occasions when a new candidate is proposed for consideration, whether by a shareholder or by others, the entire board considers the candidate and the board itself acts as a nominating committee. The board considers a candidate's, experience, familiarity with business and investments, knowledge about issues affecting the Company, and willingness to spend the time necessary to read applicable materials and attend meetings. In instances where the board determines that a candidate will be a valuable replacement or addition to the Board of Directors, the board recommends such candidate's election by the shareholders. This procedure has been followed successfully and without issue since 1980, when the Company first became a registered investment company, and the board believes it continues to be appropriate.

                             ATTENDANCE AT MEETINGS

      During the fiscal year ended April 30, 2009, there were five meetings of the Board of Directors and three meetings of the Audit Committee. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and of the Audit Committee on which he served. Although the Company has no formal policy regarding director attendance at the annual shareholders meetings, directors are expected to attend, and all members of the Board attended last year's annual meeting.

                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

      The Board of Directors has not established a formal process for shareholders to send communications to the Board. In the Board's view, it is appropriate for the Company not to have such process, because the directors are few in number, and any shareholder who wishes to do so may address a letter to the attention of the entire Board, care of the Company at its principal office, or to individual Board members either at that address or at their personal addresses listed in the proxy statement.

                      PRINCIPAL AND MANAGEMENT SHAREHOLDERS

      The following table sets forth certain information concerning directors and nominees as directors of the Company and persons believed by the Company to be the record owners of more than five percent (5%) of the Company's voting securities as of May 15, 2009:

                                             Number of Shares     Percent
Title of           Name and Address of       Beneficially Owned   of Class on
Class              Beneficial Owner          on May 15, 2009      May 15, 2009
----------------   -----------------------   ------------------   ------------

Capital Stock      Peter Goodman             1,276,910.73 1/ 2/          41.10%
(par value $.02)   65 Wendover Road
                   Rye, NY 10580

                   Barbara S. Goodman        375,500.00 1/              12.09%
                   (wife of Peter Goodman)
                   65 Wendover Road
                   Rye, NY 10580

                   Thomas Goodman            701,000.00 3/              22.56%
                   111-20 73rd Avenue
                   Apt. 6F
                   Forest Hills, NY 11375

                   Robert W. Erdos           282,640.11 2/ 4/            9.10%
                   549 Fairview Terrace
                   York, PA 17403

                   Mark Goodman              77,333.33                    2.49%
                   7 Porters Cove Road
                   Hingham, MA 02043

                   Warren F. Pelton          29,930.89                    0.96%
                   6079 Fairway Court
                   Naples, FL 34110

                   All officers,             1,384,174.95 2/ 3/          44.55%
                   directors and
                   nominees as a
                   group (7 persons)

1/ Not including 600,000 shares owned indirectly by Mr. Goodman and his wife, Barbara S. Goodman, as co-trustees for his brother, Thomas Goodman (see footnote 3), with respect to which the co-trustees have shared voting and investment power.

2/ Including the following shares owned by Tridan Corp. Employees Stock Ownership Trust, as nominee only: 7,025.95 shares owned directly and beneficially by Peter Goodman, and 5,362.27 shares owned directly and beneficially by Robert W. Erdos. Messrs. Robert W. Erdos, Peter Goodman, Thomas Goodman and Warren F. Pelton are trustees of said Trust.

3/ Including 600,000 shares owned of record only, by Peter Goodman and Barbara S. Goodman, as trustees for Thomas Goodman (Peter Goodman's brother).

4/ This amount does not include 49,000 shares owned of record and beneficially by Erda Erdos, Mr. Erdos' wife.

      The foregoing table and footnotes shall not be construed as an admission that Peter Goodman is the beneficial owner of any shares owned by him as a trustee for his brother, nor of any shares owned by Mr. Goodman's wife; nor as an admission that Barbara S. Goodman is the beneficial owner of any shares owned by her as a trustee for Peter Goodman's brother; nor as an admission that Robert
W. Erdos is the beneficial owner of any shares owned by Mr. Erdos' wife.

      Peter Goodman, president and a director of the Company, controls the Company in that any matter to be voted on at the meeting can be decided by Mr. Goodman and any one of several other shareholders, who together own a majority of the outstanding shares, if they vote in the same way on such matter.

      Joseph T. Scialo is the Company's Administrator. Mr. Scialo is a certified public accountant in the firm of Scialo & Company CPA, P.C., 48 South Franklin Turnpike, Suite 104, Ramsey, NJ 07446.

                      RELATIONSHIP WITH AND RATIFICATION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Audit Committee is responsible for approving the engagement of the Company's independent public accountants prior to their engagement. The Audit Committee and Board of Directors have unanimously approved the selection of Weiser LLP as independent public accountants for the Company for the fiscal year ending April 30, 2010. The former accounting firm of Leslie Sufrin and Company, P.C., which merged into Weiser LLP, had been the Company's auditors since it became a registered investment company in 1980. Although shareholder ratification is not required by law, to be consistent with past practice the firm's selection is being submitted for ratification by the shareholders, which requires the affirmative vote of a majority of the shares of the Company present at the meeting. If shareholders do not ratify their selection, the Board will reconsider the matter and will decide whether to retain that firm. The Audit Committee and Board of Directors reviewed the services performed by Weiser LLP during the last fiscal year and determined that such services did not affect their independence. The firm has no direct or indirect financial interest in the Company, except for fees received by it for services which were furnished at customary rates and terms. Representatives of the firm are expected to be present at the meeting, will be given an opportunity to make such statements as they feel appropriate, and will be available to respond to appropriate questions.

Audit Fees - Weiser LLP billed the Company a total of $43,000 for the 2009 fiscal year, and $41,000 for the 2008 fiscal year, for the audit of the Company's annual financial statements and in connection with statutory and regulatory filings for those years.

Audit-Related Fees - No fees were billed to the Company for the last two fiscal years for any audit-related services.

Tax Fees - No fees were billed to the Company for the last two fiscal years for tax compliance, tax advice or tax planning.

All Other Fees - No fees were billed to the Company for the last two fiscal years for any other services.

                    INVESTMENT ADVISORY AGREEMENT AND ADVISER

      The Company's investment adviser is J.P. Morgan Investment Management Inc., ("Morgan"), 245 Park Avenue, New York, NY 10167. The Investment Advisory Agreement dated July 1, 2000 (the "Agreement") between the Company and Morgan was most recently approved by the shareholders at the annual meeting on June 20, 2000 and expires June 30, 2009. On May 21, 2009, the Board of Directors (including the Company's independent directors) unanimously approved a continuation of the Agreement until June 30, 2010 (subject to the early termination provisions contained in the Agreement).

      Under the Agreement Morgan, subject to the general supervision of the Company's Board of Directors and in conformance with the stated policies of the Company, manages investment operations and the composition of the Company's portfolio of securities and investments. In this regard, it is the responsibility of Morgan to make investment decisions for the Company and to place the purchase and sale orders for the portfolio transactions of the Company.

      As compensation for the services rendered and related expenses borne by Morgan, the Company, under the Agreement, has paid Morgan an annual fee, computed and payable quarterly, equal to 0.28% of the Company's net assets under management. Morgan received fees aggregating $100,256 applicable to the year ended April 30, 2009.

      The investment advisory services of Morgan to the Company are not exclusive under the terms of the Agreement. Morgan is free to, and does, render investment advisory services to others, including numerous funds.

      Morgan seeks to obtain the best price and execution of orders placed for the Company's assets considering all of the circumstances. If transactions are executed in the over-the-counter market, Morgan will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable. There is no agreement by Morgan with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution considering all factors including price, the order is placed with that broker or dealer. This may or may not be a broker or dealer which has provided statistical or other factual information to Morgan. Subject to the requirement of seeking the best price and execution, Morgan may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to it. Morgan is of the opinion that while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of Morgan. In recognition of the brokerage execution services Morgan may pay a brokerage commission in excess of that which another broker might have charged for the same transaction. Morgan periodically evaluates the overall reasonableness of brokerage commissions paid by the Company. The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker's execution.

      The names and principal occupations of the directors and principal executive officers of Morgan are as follows. All of them may be reached c/o J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167.

      Name                Position at Morgan*
      -----               -------------------

      Evelyn V. Guernsey  Director, Chairman, President, Chief Executive Officer
      George C. Gatch     Director, Managing Director
      Seth P. Bernstein   Director, Managing Director
      Clive S. Brown      Director, Managing Director
      Lawrence M. Unrein  Director, Managing Director
      Richard T. Madsen   Director, Treasurer, Chief Financial Officer
      Scott E. Richter    Secretary, Managing Director
      Joseph K. Azelby    Director, Managing Director
      Paul A. Quinsee     Director, Managing Director
      Joseph Bertini      Managing Director, Chief Compliance Officer
      John Hunt           Director, Managing Director

----------

      * Managing Director is an officer's title. Those who hold it are not necessarily directors of Morgan.

                            SUPPLEMENTAL INFORMATION

      The executive officers of the Company, all of whom serve at the pleasure of the Board of Directors, are as follows: Peter Goodman (President), Warren F. Pelton (Vice President and Treasurer) and I. Robert Harris (Secretary). Messrs. Goodman and Harris have served in their respective positions since the Company registered with the Securities and Exchange Commission as an investment company in April, 1980. Mr. Pelton became Vice President and Treasurer in 1995. Mr. Harris has been of counsel to the law firm of Kantor, Davidoff, Wolfe, Mandelker, Twomey & Gallanty, P.C., general counsel to the Company, for more than the past 5 years.

                              SHAREHOLDER PROPOSALS
                             FOR 2010 ANNUAL MEETING

      Next year's annual meeting of shareholders of the Company will be held in June, 2010. Shareholders wishing to have their proposals included in the Company's Proxy Statement which will relate to that meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Company at its address listed on the first page of this Proxy Statement so that the proposals are received no later than February 1, 2010.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors is not aware of any matters to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment in the interest of the Company.

Dated: May 29, 2009                           By Order of the Board of Directors

                                              I. Robert Harris, Secretary

                               Tridan Corp.
                               Financial Statements
                               April 30, 2009 and 2008

Tridan Corp.
Contents
April 30, 2009 and 2008
--------------------------------------------------------------------------------

                                                                         Page(s)

Report of Independent Registered Public Accounting Firm ..............         1

Report of Independent Registered Public Accounting Firm ..............         2

Financial Statements

Statements of Assets and Liabilities
   April 30, 2009 and 2008 ...........................................         3

Schedules of Investments in Municipal Obligations
   April 30, 2009 and 2008 ...........................................       4-8

Statements of Operations
   Years Ended April 30, 2009 and 2008 ...............................         9

Statements of Changes in Net Assets
   Years Ended April 30, 2009, 2008 and 2007 .........................        10

Notes to Financial Statements ........................................     11-16

[WEISER LOGO]                          Weiser LLP | Certified Public Accountants

                                                            135 West 50th Street
                                                         New York, NY 10020-1299
                                                                Tel 212.812.7000
                                                                Fax 212.375.6888

                                                               www.weiserLLP.com

             Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Tridan Corp.

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the "Company"), including the schedules of investments in municipal obligations, as of April 30, 2009 and 2008, and the related statements of operations for the years then ended, the statement of changes in net assets for each of the three years ended April 30, 2009, and the financial highlights for each of the four years ended April 30, 2009. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, as of April 30, 2009 and 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tridan Corp. as of April 30, 2009 and 2008, the results of its operations for the years then ended, the changes in its net assets for each of the three years ended April 30, 2009, and its financial highlights for each of the four years ended April 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Weiser LLP

New York, NY
May 28, 2009

                                                                  [PRAXITY LOGO]

[LS&CO LOGO]
Leslie Sufrin and Company, P.C.
Certified Public Accountants

134 West 29th Street
New York, NY 10001
Ph. 212.696.4800
Fx. 212.481.1638 / 1696

             Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Tridan Corp.

We have audited the financial highlights of Tridan Corp. (the "Company") for the year ended April 30, 2005. These financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial highlights, referred to above, present fairly, in all material respects, the financial highlights of Tridan Corp. for the year ended April 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Leslie Sufrin and Company, P.C.

New York, NY
May 19, 2005

Tridan Corp.
Statements of Assets and Liabilities
April 30, 2009 and 2008
--------------------------------------------------------------------------------

                                                                                           2009          2008
                                                                                       ------------   ------------
Assets
Investments in municipal obligations, at fair value (original cost - $36,844,912 and
  $36,130,063, respectively) (amortized cost - $35,852,148 and $35,130,380,
  respectively)                                                                        $ 36,840,467   $ 35,825,360
Cash and cash equivalents (Note 2)                                                          417,377      1,178,599
Prepaid expenses and other current assets                                                     3,719          6,068
Accrued interest receivable                                                                 492,348        537,810
                                                                                       ------------   ------------

    Total assets                                                                         37,753,911     37,547,837
                                                                                       ------------   ------------

Liabilities
Accounts payable and accrued liabilities (Note 3):
  Accrued investment advisory fees                                                           25,735         25,925
  Accrued fees - affiliate                                                                   19,319         19,857
  Accrued other                                                                              43,000         47,934
Common stock redemptions payable                                                                 --          3,874
                                                                                       ------------   ------------

    Total liabilities                                                                        88,054         97,590
                                                                                       ------------   ------------

Net assets                                                                             $ 37,665,857   $ 37,450,247
                                                                                       ============   ============

Analysis of net assets
  Common stock, at $.02 par value, 6,000,000 shares authorized                         $     63,982   $     63,982
  Paid-in capital                                                                        36,730,163     36,744,058
  Distributable earnings:
    Over distributed net investment income                                                  (14,455)        (3,287)
    Undistributed capital (losses)                                                         (102,152)       (49,486)
    Unrealized appreciation of investments, net                                             988,319        694,980
                                                                                       ------------   ------------
  Net assets [equivalent to $12.12 and $12.05 per share, respectively, based on
    3,106,695.2405 shares and 3,107,865.3954 shares of common stock outstanding,
    respectively (Note 5)]                                                             $ 37,665,857   $ 37,450,247
                                                                                       ============   ============

   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2009 and 2008
--------------------------------------------------------------------------------

                                                             2009                                         2008
                                            ----------------------------------------     --------------------------------------
                                              Principal     Amortized        Fair         Principal    Amortized        Fair
                                                Amount         Cost         Value           Amount       Cost          Value
                                            ------------   -----------   -----------     -----------   ----------   -----------
Revenue Backed
Massapequa New York Union Free
  School District Unlimited Tax
  4.00% due June 15, 2013                   $    300,000   $   326,363   $   326,520      $       --   $       --   $        --

Nassau County Interim Finance Authority
  NY Sales Tax Secured
  (Pre-Refunded to November 15, 2010 @100)
  5.75% due November 15, 2013                  1,100,000     1,112,832     1,184,612       1,100,000    1,118,004     1,189,848

City of New York NY Municipal Water
  Fin Auth Wtr. & Sewer Rev Fiscal 2009
  (Par Call June 15, 2018 @100)
  5.625% due June 15, 2024                     1,000,000       987,563     1,126,270              --           --            --

N.Y.S. Dormitory Authority Rev
  Cons City Univ Genl Sys 2nd Ser
  5.75 due July 1, 2013                          215,000       230,861       230,992         215,000      234,454       232,290

N.Y.S. Dormitory Authority Revs Ref
  (Mandatory Put May 15, 2012 @100)
  5.25% due November 15, 2023                  1,400,000     1,488,743     1,483,005       1,400,000    1,504,732     1,494,542

N.Y.S. Dormitory Authority Rev
  St Personal Income Tax Ed
  5.5% due March 15, 2011                      1,000,000     1,030,635     1,073,510       1,000,000    1,044,676     1,074,270

N.Y.S. Dormitory Authority Revs
  State Univ Educ Facils of New York Rev
  (Escrowed to Maturity)
  7.5% due May 15, 2011                          285,000       283,410       301,362         365,000      362,643       394,720

New York Environmental Facilities Corp
  Pollution Control Rev St Water NYC 02
  5.00% due June 15, 2018                      1,000,000     1,046,905     1,111,620       1,000,000    1,053,462     1,083,050

N.Y.S. Thruway Authority
  St Pers Income Tax Rev Transn
  5.25% due March 15, 2019                       750,000       813,934       859,973              --           --            --

Niagara Falls Bridge Commission
  NY Toll Rev Highway Impts
  5.25% due October 1, 2015                    2,000,000     2,074,323     2,155,740       2,000,000    2,084,186     2,138,680

Oyster Bay New York
  Pub Impt Unlimited Tax
  5.0% due February 15, 2015                     150,000       169,715       171,514              --           --            --

Triborough Bridge & Tunnel Authority NY
  General Purpose Revs
  (Escrowed to Maturity)
  5.5% due January 1, 2017                     1,000,000     1,014,877     1,174,280       1,000,000    1,016,460     1,121,460

Triborough Bridge & Tunnel Authority NY
  Revs General Purpose Ref
  (Escrowed to Maturity)
  6.0% due January 1, 2012                     1,175,000     1,192,941     1,266,521       1,500,000    1,527,747     1,608,270
                                            ------------   -----------   -----------      ----------   ----------   -----------
                                              11,375,000    11,773,102    12,465,919       9,580,000    9,946,364    10,337,130
                                            ------------   -----------   -----------      ----------   ----------   -----------
                                                                                33.1% (*)                                  27.6% (*)

   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2009 and 2008
--------------------------------------------------------------------------------

                                                            2009                                    2008
                                            --------------------------------------   -------------------------------------
                                             Principal     Amortized       Fair      Principal    Amortized        Fair
                                               Amount        Cost         Value        Amount        Cost         Value
                                            -----------   -----------   ----------   ----------   ----------   -----------
Insured
Ardsley New York Union Free
  School District Unlimited Tax
  5.00% due June 15, 2014                   $   415,000   $   448,615   $  462,273   $       --   $       --   $        --

Ardsley New York Union Free
  School District Unlimited Tax
  4.00% due June 15, 2016                       460,000       475,442      489,891           --           --            --

Bethlehem NY Central School District
  Ref Unlimited Tax
  5.0% due November 1, 2015                     500,000       532,634      568,985      500,000      537,478       544,530

Village of Briarcliff Manor New York
  Pub Impt Unlimited Tax
  5.0% due 9/1/2015                             215,000       237,064      243,305           --           --            --

Village of Briarcliff Manor New York
  Pub Impt Unlimited Tax
  5.0% due 9/1/2017                             310,000       340,024      349,057           --           --            --

City of Buffalo New York Sewer Auth
  Rev Sewer System Impt
  5.0% due July 1, 2011                       1,110,000     1,139,777    1,189,531    1,110,000    1,152,148     1,183,915

Cattaraugus County NY Public
  Impt Ref Unlimited Tax
  (Par Call June 1, 2013 @100)
  5.0% due June 1, 2014                         275,000       287,681      293,626      275,000      290,490       294,184

Cattaraugus County NY Public
  Impt Ref Unlimited Tax
  (Par Call June 1, 2013 @100)
  5.0% due June 1, 2015                         275,000       287,136      290,285      275,000      289,702       292,999

Chenango Valley Central School District NY
  4.0% due June 15, 2011                             --            --           --      190,000      192,977       195,377

Clarkstown Central School District
  NY Unlimited Tax
  (Par Call April 15, 2014 @100)
  5.25% due April 15, 2015                      400,000       422,501      442,696      400,000      426,577       438,792

Cleveland Hill Union Free School District
  Cheektowa NY Unlimited Tax
  (Par Call October 15, 2009 @100)
  5.5% due October 15, 2011                   1,480,000     1,491,080    1,519,545    1,480,000    1,494,059     1,548,480

Mt. Sinai, N.Y. Union Free School District
  6.2% due February 15, 2011                  1,070,000     1,068,721    1,155,899    1,070,000    1,068,399     1,166,525

City of New York NY Public Impts
  Unlimited Tax
  (Par Call June 15, 2014 @100)
  5.0% due August 1, 2017                       500,000       534,275      528,960      500,000      540,794       532,165

City of New York Transitional
  Fin Bldg Aid Rev Fiscal 2007
  5.00% due July 15, 2016                       750,000       804,806      816,488      750,000      812,403       816,128

   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2009 and 2008
--------------------------------------------------------------------------------

                                                               2009                                     2008
                                              -------------------------------------       -------------------------------------
                                               Principal    Amortized      Fair            Principal    Amortized      Fair
                                                Amount         Cost       Value             Amount         Cost        Value
                                              -----------  -----------  -----------       -----------  -----------  -----------
Insured (continued)
N.Y.S. Dormitory Authority Revs
   Non St Supported Debt Sch Dist Fing Prog
   5.25% due October 1, 2017                  $ 1,000,000  $ 1,106,157  $ 1,157,190       $        --  $        --  $        --

N.Y.S. Dormitory Authority Revs
   Non St Supported Debt Sch Dist Fing Prog
   (Par Call October 1, 2017 @100)
   5.0% due October 1, 2018                       430,000      461,458      454,845           430,000      465,191      459,588

N.Y.S. Dormitory Authority Revs
   Non St Supported Debt Sch Dist Fing Prog
   (Par Call October 1, 2017 @100)
   5.0% due October 1, 2019                       585,000      623,572      610,360           585,000      628,149      619,170

N.Y.S. Dormitory Authority Revs
   Non St Supported Debt Insd Sien College
   (Par Call July 1, 2016 @100)
   5.0% due July 1, 2020                        1,000,000    1,042,447    1,010,680         1,745,000    1,825,256    1,822,077

N.Y.S. Dormitory Authority Revs
   Non St Supported Debt St Johns Univ-Insd
   5.25% due July 1, 2021                       1,000,000    1,101,714    1,049,480         1,000,000    1,110,047    1,105,240

N.Y.S. Dormitory Authority Revs
   City University Sys Ref Cons 5th Gen
   5.5% due July 1, 2019                        1,000,000    1,094,146    1,098,710         1,000,000    1,103,489    1,124,280

N.Y.S. Dormitory Authority Revs
   Pace University
   6.5% due July 1, 2009                               --           --           --         1,000,000    1,021,966    1,033,400

N.Y.S. Dormitory Authority Revs
   Supported Debt Mental Health Svcs Facs
   Impt (Par Call February 15, 2015 @100)
   5.0% due February 15, 2021                   1,035,000    1,066,418      993,528         1,035,000    1,071,522    1,078,315

N.Y.S. Dormitory Authority Revs
   5.5% due May 15, 2018                        1,155,000    1,280,095    1,281,496         1,155,000    1,293,935    1,291,879

New York Environmental Facilities Corp
   State Pers Income Tax Rev
   5.25% due December 15, 2012                    400,000      423,824      446,840           400,000      430,172      436,136

N.Y.S. Local Govt Assistance Corp Ref
   5.5% due April 1, 2017                         240,000      260,479      279,442           240,000      262,990      271,406

N.Y.S. Thruway Authority
   Second Gen Hwy & Brdg Trust Fund
   5.25% due April 1, 2013                      1,000,000    1,053,478    1,109,960         1,000,000    1,066,711    1,091,880

Pleasantville New York Public Impt
   Unlimited Tax
   5.0% due January 1, 2016                       440,000      469,233      486,292           440,000      473,546      476,287

Commonwealth of Puerto Rico
   Electric Power Auth Rev
   5.5% due July 1, 2017                          700,000      765,032      717,031           700,000      772,842      756,371

   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2009 and 2008
--------------------------------------------------------------------------------

                                                               2009                                       2008
                                              -------------------------------------       -------------------------------------
                                               Principal    Amortized      Fair            Principal    Amortized       Fair
                                                 Amount       Cost         Value             Amount       Cost         Value
                                              -----------  -----------  -----------       -----------  -----------  -----------
Insured (continued)
Commonwealth of Puerto Rico
   Highway Transportation Auth Rev Ref
   6.25% due July 1, 2016                     $   285,000  $   321,922  $   311,198       $   285,000  $   326,784  $   330,523

Puerto Rico Commonwealth Highway
   and Transportation Auth Transn Rev
   5.5% due July 1, 2015                          500,000      540,563      523,580           500,000      546,761      552,460

Sachem Central School District
   NY Holbrook Ref Unlimited Tax
   5.25% due October 15, 2019                     500,000      549,016      564,310           500,000      553,688      541,155

Sales Tax Receivable Corp
   NY Public Impt
   (Par Call October 15, 2014 @100)
   5.0% due October 15, 2017                      275,000      302,962      306,380                --           --           --

Suffolk County Judicial Facilities Agency
   NY Service Agreement Rev John P Cohalan
   Complex (Callable October 15, 2009 @101)
   5.75% due October 15, 2011                   1,340,000    1,351,892    1,378,243         1,340,000    1,355,110    1,407,255

Triborough Bridge & Tunnel Authority NY
   General Purpose Revs
   5.5% due November 15, 2019                   1,000,000    1,117,403    1,152,930         1,000,000    1,128,531    1,141,410
                                              -----------  -----------  -----------       -----------  -----------  -----------
                                               21,645,000   23,001,567   23,283,036        20,905,000   22,241,717   22,551,927
                                              -----------  -----------  -----------       -----------  -----------  -----------
                                                                               61.8% (*)                                   60.2% (*)

General Obligations
Monroe County NY Ref Pub
   Impts Unlimited Tax
   6.0% due March 1, 2012                         445,000      471,856      484,503           445,000      480,558      484,284

Puerto Rico Public Buildings Auth
   Rev Gtd Ref Govt Facs Ser J
   (Par Call July 1, 2012 @100)
   5.0% due July 1, 2028                               --           --           --           500,000      511,260      506,135
                                              -----------  -----------  -----------       -----------  -----------  -----------
                                                  445,000      471,856      484,503           945,000      991,818      990,419
                                              -----------  -----------  -----------       -----------  -----------  -----------
                                                                                1.3% (*)                                    2.6% (*)

U.S. Government Backed
Monroe County N.Y. Pub Imp Unlimited Tax
   (Callable June 1, 2008 @101)
   6.0% due June 1, 2010                           10,000       10,050       10,083            10,000       10,100       10,123

City of New York NY Ref Unlimited Tax
   (Pre-Refunded to May 15, 2010 @101)
   6.0% due May 15, 2030                               --           --           --           150,000      171,768      162,301
                                              -----------  -----------  -----------       -----------  -----------  -----------
                                                   10,000       10,050       10,083           160,000      181,868      172,424
                                              -----------  -----------  -----------       -----------  -----------  -----------
                                                                                0.0% (*)                                    0.5% (*)

   The accompanying notes are an integral part of these financial statements,

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2009 and 2008
--------------------------------------------------------------------------------

                                                              2009                                       2008
                                             -------------------------------------       --------------------------------------
                                              Principal    Amortized      Fair            Principal    Amortized        Fair
                                                Amount       Cost         Value             Amount       Cost          Value
                                             -----------  -----------  -----------       -----------  -----------  ------------
Short-term
New York NY Unlimited Tax
   6.75% due February 1, 2009                $        --  $        --  $        --       $   500,000  $   510,132  $    517,575

N.Y.S. Dormitory Authority Revs
   State Univ Educ Facils of New York Rev
   (Escrowed to Maturity)
   7.5% due May 15, 2011 [Sale Pending]           80,000       79,554       80,000            55,000       54,644        55,000

New York Environmental Facilities Corp
   Pollution Control Rev St Wtr Fund Ref
   (Escrowed to Maturity)
   5.75% due June 15, 2008                            --           --           --           190,000      190,462       190,828

Suffolk County Water Auth
   NY Waterworks Rev Sub Lien
   6.0% due June 1, 2009                         515,000      516,019      516,926           515,000      521,888       525,057

Suffolk County Water Auth
   NY Waterworks Rev Sub Lien
   6.0% due June 1, 2009                              --           --           --           485,000      491,487       485,000
                                             -----------  -----------  -----------       -----------  -----------   -----------
                                                 595,000      595,573      596,926         1,745,000    1,768,613     1,773,460
                                             -----------  -----------  -----------       -----------  -----------   -----------
                                                                               1.6% (*)                                     4.7% (*)

                                             $34,070,000  $35,852,148  $36,840,467       $33,335,000  $35,130,380   $35,825,360
                                             ===========  ===========  ===========       ===========  ===========   ===========
                                                                              97.8% (*)                                    95.7% (*)

(*)  Represents percentage of net assets.

   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Operations
Years Ended April 30, 2009 and 2008
--------------------------------------------------------------------------------

                                                                2009           2008
                                                            -----------    -----------
Investment income

   Interest                                                 $ 1,817,100    $ 1,859,826

   Amortization of bond premium and discount - net             (279,456)      (268,535)
                                                            -----------    -----------

      Total investment income                                 1,537,644      1,591,291
                                                            -----------    -----------

Expenses

   Investment advisory fees (Note 3)                            100,256        104,183

   Professional fees (Note 3)                                   132,759        127,941

   Director's fees                                               77,000         77,000

   Administrative and accounting expenses                        74,500         72,000

   Insurance and other expenses                                  14,632         15,208
                                                            -----------    -----------

      Total expenses                                            399,147        396,332
                                                            -----------    -----------

Net investment income                                         1,138,497      1,194,959
                                                            -----------    -----------

Realized and unrealized gain (loss) on investments
   Net realized (loss) on investments                           (52,666)       (49,486)

   Net unrealized appreciation on investments                   293,339          7,480
                                                            -----------    -----------

   Net realized and unrealized gain (loss) on
      investments                                               240,673        (42,006)
                                                            -----------    -----------

Net increase in net assets resulting from operations        $ 1,379,170    $ 1,152,953
                                                            ===========    ===========

    The accompanying notes are an integral part of these financial statements.
                                        9

Tridan Corp.
Statements of Changes in Net Assets
Years Ended April 30, 2009, 2008 and 2007
--------------------------------------------------------------------------------

                                                                        2009            2008            2007
                                                                    ----------------------------    ------------
Increase (decrease) in net assets resulting from operations
      Net investment income                                         $  1,138,497    $  1,194,959    $  1,230,850

      Net realized gain (loss) on investments                            (52,666)        (49,486)        152,416

      Unrealized appreciation on investments                             293,339           7,480         105,057
                                                                    ------------    ------------    ------------

         Net increase in net assets resulting from operations          1,379,170       1,152,953       1,488,323

Distributions to shareholders from
   Net investment income                                              (1,149,665)     (1,181,986)     (1,212,033)

   Capital gains - net                                                        --              --        (220,756)

Redemptions of shares
   1,170.1549 shares, 4,669.6207 shares and 2,676.4352 shares,
      respectively                                                       (13,895)        (55,830)        (32,311)
                                                                    ------------    ------------    ------------

Total increase (decrease)                                                215,610         (84,863)         23,223

Net assets
   Beginning of year                                                  37,450,247      37,535,110      37,511,887
                                                                    ------------    ------------    ------------

   End of year                                                      $ 37,665,857    $ 37,450,247    $ 37,535,110
                                                                    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.
                                       10

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2009 and 2008
--------------------------------------------------------------------------------

1.    Significant accounting policies

      The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed-end, non-diversified management investment company, registered under the Investment Company Act of 1940, in the preparation of its financial statements.

      Acquisition and valuation of investments

      Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date. Short-term investments are stated at cost, which is equivalent to fair value.

      Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation. Securities for which quotations are not readily available are valued at fair value as determined by the board of directors. There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2009 and 2008.

      Amortization of bond premium or discount

      In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

      Income taxes

      It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no income tax provision is required.

      Interest income from municipal investments are exempt from Federal and state income taxes.

      Cash and cash equivalents

      The Company considers all investments that can be liquidated on demand to be cash equivalents.

      Use of estimates

      The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2009 and 2008
--------------------------------------------------------------------------------

      Concentration of credit risk

      The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The  Company  maintains  all of its cash on  deposit  in one financial institution. The cash balance at April 30, 2009 was approximately $420,000. The value of the Company's investments may be subject to possible risks involving, among other things, the continued credit worthiness of the various state and local government agencies and public financing authorities underlying its investments. The Company and its investment advisor periodically consider the credit quality of the Company's investments, and the Company adheres to its investment objective of investing only in investment grade securities.

      Fair value of financial instruments

      The  carrying  amounts  for  accounts  payable  and  accrued   liabilities
      reflected in the financial statements approximate fair value because of the short maturities of these items.

      The Company adopted the disclosure and measurement requirements of Statement of Financial Accounting Standards (SFAS) No, 157, "Fair Value Measurements" effective May 1, 2008 for its investments in municipal obligations. The Company accounts for its investments in municipal obligations, in accordance with the accounting guidance for investment companies. See Note 1 "Acquisition and valuation of investments" for a description of the valuation methodology which is unchanged as of April 30, 2009 and 2008.

      SFAS No. 157 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.

      The valuation techniques required by SFAS No. 157 are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions. These two types of inputs create the following fair value hierarchy:

        Level 1 - Quoted prices for identical instruments in active markets.

        Level 2 - Quoted  prices  for  similar  instruments  in active  markets;
        quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drives are observable.

        Level 3 - Significant inputs to the valuation model are unobservable.

        The Company's investments in municipal obligations are considered as Level 1 instruments.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2009 and 2008
--------------------------------------------------------------------------------

      The following table presents the Company's financial assets that are measured at fair value as of April 30, 2009:

                                                     Quoted prices for
                                                   similar instruments in
                                                       active markets
                                                          (Level 1)
                                                   ----------------------

         Investments in municipal obligations                $ 36,840,467
                                                             ============
         Total investments at fair value                     $ 36,840,467
                                                             ============

2.    Cash and cash equivalents

      Cash and cash equivalents consisted of the following:

                                                        April 30,
                                                 -----------------------
                                                    2009        2008
                                                 ---------   -----------

        Cash - demand deposits                   $ 417,377   $ 1,178,599
                                                 =========   ===========

3.    Accounts payable and accrued liabilities

      Accounts payable and accrued liabilities consisted of the following at:

                                                        April 30,
                                                 -----------------------
                                                    2009        2008
                                                 ---------   -----------

        Accrued investment advisory fees (a)     $  25,735   $    25,925
                                                 =========   ===========
        Accrued fees - affiliate (b)             $  19,319   $    19,857
                                                 =========   ===========
        Accrued other:
         Accrued audit fees (c)                  $  43,000   $    41,000
         Accrued administrative and accounting
            expenses                                    --         6,934
                                                 ---------   -----------
                                                 $  43,000   $    47,934
                                                 =========   ===========

      (a) The Company utilizes the services of J.P. Morgan Investment Management, Inc. ("J.P. Morgan") as its investment advisor and custodian for its investments. The annual advisory fee is .28 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

      (b) For the years ending April 30, 2009 and 2008, the Company incurred legal fees of approximately $90,000 and $87,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

      (c) For the years ending April 30, 2009 and 2008, the Company incurred audit fees of approximately $43,000 and $41,000, respectively.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2009 and 2008
--------------------------------------------------------------------------------

4.    Investment transactions

      Purchases and sales of  investments  in municipal  obligations  (excluding short-term and demand investments) amounted to approximately $5,238,000 and $4,191,000, respectively, for the year ended April 30, 2009 and $2,758,000 and $2,752,000, respectively, for the year ended April 30, 2008.

      The U.S. Federal income tax basis (aggregate cost) of the Company's investments, at April 30, 2009 and 2008, was approximately $35,852,000 and $35,130,000, respectively, and net unrealized appreciation, at April 30, 2009 and 2008, for U.S. Federal income tax purposes was approximately $988,000 and $694,000, respectively (gross unrealized appreciation of approximately $1,252,000 and $787,000, respectively; gross unrealized depreciation of approximately $264,000 and $93,000, respectively).

5.    Common stock, share redemption plan and net asset values

      At April 30, 2009 and 2008, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

      The Company has a share redemption plan applicable to approximately 42,000 shares and 43,000 shares, respectively, of outstanding common stock, at April 30, 2009 and 2008. The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death. Shares are redeemed at the net asset value per share, based on fair value, as of the end of the Company's fiscal quarter in which the request for redemption is received. At April 30, 2009 and 2008, $1,086,151 (92,404.7595 shares) and $1,072,256 (91,234.6046 shares), respectively, had been redeemed under this plan and are held in treasury and included in paid-in capital.

      The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

      The net asset value per share and the shares outstanding were as follows:

                                                            April 30,
                                                        -----------------
                                                         2009      2008
                                                        -------   -------

      Net asset value                                   $ 12.12   $ 12.05

      Shares outstanding at:
         April 30, 2009                                   3,106,695.2405
         April 30, 2008                                   3,107,865.3954

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2009 and 2008
--------------------------------------------------------------------------------

6.    Distributions

      During the years ended April 30, 2009, 2008 and 2007, distributions of $1,149,665 ($.37 per share), $1,181,986 ($.38 per share) and $1,432,789
      ($.46 per share), respectively, were declared and paid to shareholders, which, except for capital gains of $220,756 in 2007, were exempt from Federal income taxes. There were no capital gains to be distributed for the years ended April 30, 2009 and 2008.

      The tax character of distributions paid during the years ending April 30, 2009, 2008 and 2007 were as follows:

                                            2009          2008         2007
                                        -----------   -----------   -----------
         Distributions paid from
            Investment income:
               Tax-exempt investment
                  income, net           $ 1,136,927   $ 1,173,967   $ 1,212,033
               Taxable investment
                  income                     12,738         8,019            --
                                        -----------   -----------   -----------
                                          1,149,665     1,181,986     1,212,033
                                        -----------   -----------   -----------

            Capital gains                        --            --       220,756
                                        -----------   -----------   -----------

                                        $ 1,149,665   $ 1,181,986   $ 1,432,789
                                        ===========   ===========   ===========

      As of April 30, 2009, 2008 and 2007, the components of distributable earnings on a tax basis were as follows:

                                            2009          2008         2007
                                        -----------   -----------   -----------

         Over-distributed tax-exempt
            investment income, net      $   (13,418)  $    (3,827)  $   (16,260)
         (Over)/undistributed taxable
            investment income                (1,037)          540            --
         Undistributed capital gains
            (losses)                       (102,152)      (49,486)           --
         Unrealized appreciation of
            investments, net                988,319       694,980       687,500
                                        -----------   -----------   -----------

                                        $   871,712   $   642,207   $   671,240
                                        ===========   ===========   ===========

      Capital loss carryforwards as of April 30, 2009 and 2008 were $102,152 and $49,486, respectively. The Company had no capital loss carryforwards as of April 30, 2007. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2009, 2008 and 2007. There were no significant differences between total GAAP basis net investment income and net realized gain and actual distributions for the years ended April 30, 2009 and 2008.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2009 and 2008
--------------------------------------------------------------------------------

7.    Financial Highlights

      Selected per share data and ratios are as follows:

                                                                       For the Years Ended April 30,
                                                         ---------------------------------------------------------
                                                           2009         2008       2007        2006        2005
                                                         ---------   ---------   ---------   ---------   ---------
      Per share operating performance:
         (For a share of common stock outstanding
            throughout the period):

      Net asset value, beginning of year                 $   12.05       12.06   $   12.04   $   12.51   $   12.61
                                                         ---------   ---------   ---------   ---------   ---------

      Income from investment operations:
            Net investment income                              .36         .38         .40         .43         .43
            Net realized and unrealized gain (loss)
               on investments                                  .08        (.01)        .08        (.43)       (.05)
                                                         ---------   ---------   ---------   ---------   ---------
               Total from investment operations                .44         .37         .48         .00         .38
                                                         ---------   ---------   ---------   ---------   ---------

      Less distributions:
         Dividends (from net investment income)               (.37)       (.38)       (.39)       (.42)       (.44)
         Capital gains                                        (.00)       (.00)       (.07)       (.05)       (.04)
                                                         ---------   ---------   ---------   ---------   ---------
               Total distributions                            (.37)       (.38)       (.46)       (.47)       (.48)
                                                         ---------   ---------   ---------   ---------   ---------

      Net asset value - end of year                      $   12.12   $   12.05   $   12.06   $   12.04   $   12.51
                                                         ---------   ---------   ---------   ---------   ---------

      Per share market value - end of period             $   12.12   $   12.05   $   12.06   $   12.04   $   12.51
                                                         ---------   ---------   ---------   ---------   ---------

      Total investment return                                 0.58%      (0.08)%      0.17%      (3.76)%     (0.79)%

      Ratios/Supplemental Data:
         Net assets, end of period (in 000s)             $  37,666   $  37,450   $  37,535   $  37,512   $  39,028

         Ratio of expenses to average net assets              1.08%       1.06%       1.05%       1.02%       0.99%

         Ratio of net investment income to average
            net assets                                        3.07%       3.20%       3.27%       3.44%       3.40%

         Portfolio turnover rate                             11.94%       7.75%      15.18%      14.05%      14.78%

         Average (simple) number of shares
            outstanding (in thousands)                       3,107       3,110       3,114       3,117       3,120

                                    Appendix

                                  TRIDAN CORP.
                             AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is "independent" of management and the Company. Members of the committee will be considered independent if they do not receive, other than for service on the board of directors, any consulting, advisory, or other compensatory fees from the Company, are not "interested persons" of the Company, as defined in the Investment Company Act of 1940, and comply with the definition of independence in Rule 4200(a)(15) of the NASD listing standards. All committee members shall be financially literate, and at least one member shall be an "audit committee financial expert" as defined by SEC regulations.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of disclosure controls and procedures and internal accounting and financial controls, the annual independent audit of the Company's financial statements, and compliance with regulatory requirements and with ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements in accordance with generally accepted accounting principles, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

                                      App 1

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate and consistent with SEC rules and regulations.

      o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by generally accepted auditing standards and by applicable SEC rules and regulations. Annually, the committee shall review and recommend to the board the selection of the company's independent auditors, subject to shareholders' approval.

      o The committee shall discuss with the Company's administrator and independent auditors the overall scope and plans for their respective audits, and any other services to be performed by them, including the adequacy of staffing and compensation, all of which services shall be subject to the committee's approval. Also, the committee shall discuss with them the auditors' report on the adequacy and effectiveness of disclosure controls and procedures and internal control over financial reporting. The committee shall also review with the auditors the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

      o The committee shall review the interim financial statements with management and the independent auditors prior to their issuance. Also, the committee shall discuss the results of their review and any other matters required to be communicated to them by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

      o The committee shall review with management and the independent auditors the financial statements to be included in the Company's annual report to shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The committee shall recommend to the board whether the audited statements shall be issued to the shareholders and filed with the SEC. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards and applicable SEC rules and regulations.

                                      App 2

                                  TRIDAN CORP.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 16, 2009

                        THIS PROXY IS SUBMITTED ON BEHALF
                            OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints PETER GOODMAN, I. ROBERT HARRIS and WARREN F. PELTON, and each of them, with power of substitution, as proxies of the undersigned, to vote all of the shares of stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders on June 16, 2009, and all adjournments thereof.

      (1)   FOR the election, as directors,      WITHHOLD AUTHORITY
            of all nominees listed below         to vote for all
            (except as marked to                 nominees listed
            the contrary below)                  below
            [ ]                                  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

          MARK GOODMAN, PETER GOODMAN, PAUL KRAMER,
          JAY STANLEY NEGIN, WARREN FRED PELTON,
          RUSSELL JUDE STOEVER

             -------------------------------------------------------

      (2) FOR [ ] AGAINST [ ] ABSTAIN [ ] the ratification of the selection of Weiser LLP as auditors of the Company for the fiscal year ending April 30, 2010;

      (3) Upon any other matter which may properly come before the meeting, in their discretion.

      Every properly signed proxy will be voted in the manner specified hereon and, in the absence of such specification, will be voted FOR the election of directors and FOR Item (2) above.

PLEASE SIGN AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Receipt of the Notice                             ------------------------------
of Annual Meeting and                                        Signature

Proxy Statement is                                ------------------------------
hereby acknowledged                                          Signature

Dated:      2009

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.

                                  Tridan Corp.
                                       and
                  Tridan Corp. Employees Stock Ownership Trust

                                 Privacy Policy

      The directors and management of Tridan Corp. and Tridan Corp. Employees Stock Ownership Trust ("ESOT") respect the privacy of nonpublic personal information that we collect from our shareholders and ESOT participants. This notice provides information regarding our policies and practices surrounding the collection and handling of nonpublic personal information. The words "we" and "us" refer to Tridan Corp. and the ESOT. The words "you" and "your" refer to our shareholders and ESOT participants, present and past.

Types of Information We Collect

      During the course of our relationship, you sometimes share with us nonpublic personal information, such as your address, social security number, age, and number of shares owned by you. We collect this information from applications, verbal communications, and correspondence with you. We may also receive this information from firms that assist us in administering your account and processing transactions on your behalf. We collect this information in order to handle your account properly and provide you with the services you expect to receive.

Use and Disclosure of Personal Financial Information

      We may use your nonpublic personal information in order to provide you with distributions, custodial, accounting, administrative and other shareholder services.

      We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.

      We are permitted under law to disclose nonpublic personal information about you to third parties in certain circumstances. For example, we may disclose your nonpublic personal information to third parties that assist us in providing services to you.

      On occasion, we may be required to provide information about you and your accounts and transactions to governmental agencies, in order to fulfill legal and regulatory requirements. We will comply with these laws, to the extent we are required to do so.

Safeguarding Your Personal Financial Information

      We restrict access to your nonpublic personal information to those who have a need to know that information in order to provide services to you. We maintain physical, electronic, and/or procedural safeguards that meet the standards of applicable laws and regulations.